UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2008

EATON CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	1-1396	34-0196300
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Eaton Center Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip Code)
(216) 523-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information
Item 2.02     Results of Operations and Financial Condition.

On January 22, 2008, Eaton Corporation issued a press release announcing financial results for the quarter ended December 31, 2007. A copy of this press release is filed herewith as Exhibit 99.

The information provided under this Item 2.02, including Exhibit 99, shall be considered filed for purposes of the Securities Exchange Act of 1934, as amended.

Section 9 – Financial Statements and Exhibits
Item 9.01     Financial Statements and Exhibits.

(c) Exhibits:

99 Press release for quarter ended December 31, 2007, filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eaton Corporation

Date:	January 22, 2008	/s/ R.H. Fearon
R.H. Fearon
Executive Vice President –
Chief Financial and Planning Officer